SMITH BREEDEN EQUITY PLUS FUND
SCHEDULE OF INVESTMENTS  (Unaudited)                     SEPTEMBER 30, 1996

                						Market
Face Amount     Security        				Value

        	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 102.30%

        	FEDERAL HOME LOAN MORTGAGE CORPORATION -
         	1.75% *

        	FHLMC:

$123,880        9.50%, due 7/1/02 .........................    $128,102

        	TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
                (Cost $128,393) ...........................     128,102

        	FEDERAL NATIONAL MORTGAGE ASSOCIATION -
	        13.43% *

	        FNMA:
  125,927       12.50%, due 9/1/12 ........................     144,608
  107,397       13.50%, due 11/1/14 to 1/1/15 .............     124,998

	        FNMA ARM:

  690,824       7.756%, due 9/1/18.........................     713,148

	        TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
                (Cost $969,055) ...........................     982,754

	        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
	        68.00%

	        GNMA ARM:
1,879,739       6.00%, due 7/20/26 to 8/20/26 .............   1,869,847
  948,469       6.50%, due 2/20/16 to 7/20/26 .............     959,102
  117,113       6.875%, due 9/20/22 .......................     118,691
1,718,773       7.125%, due 4/20/16 to 5/20/22 ............   1,749,456
  272,131       7.250%, due 8/20/22 .......................     276,893

	        TOTAL GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION (Cost $4,935,694) .............   4,973,989

  	      	U.S. GOVERNMENT OBLIGATIONS - 19.12%

        	U.S. TREASURY BILL **
  750,000       5.09%, due 12/19/96 .......................     741,985
  400,000       4.85%, due 12/19/96 .......................     395,725
  270,000       5.38%, due 5/29/97 ........................     260,550

        	TOTAL U.S. GOVERNMENT OBLIGATIONS
                (Cost $1,397,673) .........................   1,398,260

	        TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                (Cost $7,430,815) .........................   7,483,105

Contracts       THREE MONTH EURODOLLAR FUTURES OPTIONS- 0.03%

20              Put on Eurodollar futures, expires 3/97,
        	strike price $92.50 .......................         750
25              Put on Eurodollar futures, expires 3/97,
        	strike price $92.75........................       1,250

	        TOTAL EURODOLLAR FUTURES OPTIONS
                (Cost $8,722) .............................       2,000

	        5 YEAR TREASURY NOTE FUTURES OPTIONS - 0.04%

5               Put on five year Treasury note futures,
                expires 11/96, strike price $105...........       2,656

	        5 YEAR TREASURY NOTE FUTURES OPTIONS
                (Cost $5,988) .............................       2,656

                TOTAL INVESTMENTS (Cost $7,445,525) -
		102.36%....................................   7,487,761

        	CASH AND OTHER ASSETS LESS LIABILITIES -
	        (2.36%)....................................    (172,856)

	        NET ASSETS - 100.00% ......................  $7,314,905

* Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage loans. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at September 30, 1996. ARMs have coupon rates which adjust periodically. The adjusted rate is determined by adding a spread to a specified index.

** The interest rate shown is the discount rate paid at the time of purchase by the Fund.

Portfolio Abbreviations:
ARM       -  Adjustable-Rate Mortgage
FHLMC     -  Federal Home Loan Mortgage Corporation
FNMA      -  Federal National Mortgage Association
GNMA      -  Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY PLUS FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
(Unaudited)



ASSETS:
   Investments at market value (identified
   cost $7,445,525)(Note 1)...................             $7,487,761
   Cash.......................................                133,707
   Receivables:
      Interest................................                 36,009
      Maturities..............................                  2,067
      Subscriptions...........................                  1,100
   Prepaid expenses...........................                  3,284
   Deferred organization expenses (Note 1)....                 20,653
        TOTAL ASSETS..........................              7,684,581

LIABILITIES:
   Variation margin on futures contracts (Note 2)               1,000
   Redemptions payable........................                 17,902
   Payable for securities purchased...........                318,747
   Due to adviser (Note 3)....................                 24,464
   Accrued expenses...........................                  7,563
        TOTAL LIABILITIES.....................                369,676

NET ASSETS:
   (Applicable to outstanding shares of 603,141;
    unlimited number of shares of beneficial
    interest authorized; no stated par).......             $7,314,905

   Net asset value, offering price and
   redemption price per share
   ($7,314,905 / 603,141).....................                $12.13

SOURCE OF NET ASSETS:
   Paid in capital............................              6,977,379
   Undistributed net investment income........                 51,935
   Accumulated net realized gain on investments               181,678
   Net unrealized appreciation of investments.                103,913
        NET ASSETS............................             $7,314,905



The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY PLUS FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
(Unaudited)


INVESTMENT INCOME:
    Interest and discount earned, net of premium
    amortization (Note 1)........................            $179,234

EXPENSES:
    Advisory fees (Note 3).......................              19,368
    Accounting and pricing services fees.........              12,500
    Custodian fees...............................               5,595
    Audit and tax preparation fees...............               6,500
    Legal fees...................................                 600
    Amortization of organization expenses (Note 1)             13,934
    Transfer agent fees..........................              14,012
    Registration fees............................              10,167
    Trustees fees and expenses...................               1,875
    Insurance expense............................               3,266
    Other........................................               1,773
        TOTAL EXPENSES BEFORE REIMBURSEMENT......              89,590
        Expenses reimbursed by Adviser (Note 3)..             (64,897)
        NET EXPENSES.............................              24,693
        NET INVESTMENT INCOME....................             154,541

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments.............             228,555
    Change in unrealized appreciation of investments           65,639
    Net realized and unrealized gain on investments           294,194
    Net increase in net assets resulting from
    operations...................................            $448,735



The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY PLUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

 				       Six Months
        			       Ended
                		       September 30,
        			       1996        	Year Ended
        			       (Unaudited)      March 31, 1996
OPERATIONS:
   Net investment income..............   $154,541          $171,628
   Net realized gain on investments...    228,555           709,594
   Change in unrealized appreciation
   (depreciation) of investments......     65,639           (66,654)
   Net increase in net assets
   resulting from operations..........    448,735           814,568

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income  (115,200)         (159,034)
   Distributions from net realized
   gains on investments...............   (346,002)         (371,974)
   Total distributions................   (461,202)         (531,008)

CAPITAL SHARE TRANSACTIONS:
   Shares sold........................  2,454,310         2,256,010
   Shares issued on reinvestment
   of distributions...................    428,081           502,798
   Shares redeemed....................   (321,553)         (383,180)
   Increase in net assets resulting from
   capital share transactions (a).....  2,560,838         2,375,628
       TOTAL INCREASE IN NET ASSETS...  2,548,371         2,659,188

NET ASSETS:
   Beginning of period................  4,766,534         2,107,346
   End of period...................... $7,314,905        $4,766,534

(a)  Transactions in capital shares
     were as follows:
        Shares sold...................    204,835           183,531
        Shares issued on reinvestment
        of distributions..............     36,227            42,520
        Shares redeemed...............    (26,450)          (32,004)
        Net increase..................     214,612          194,047
        Beginning balance ............     388,529          194,482
        Ending balance................     603,141          388,529



The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY PLUS FUND
FINANCIAL HIGHLIGHTS <F5>


The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.

		        Six Months
        		Ended              Year       Year       Year       Period
                	September 30,      Ended      Ended      Ended      Ended
        		1996               March 31,  March 31,  March 31,  March 31,
        		(Unaudited)        1996       1995       1994       1993 <F3>
Net Asset Value,
Beginning of Period...  $12.27        $10.84     $9.88      $10.85      $10.00

  Income From Investment
  Operations
  Net investment income   0.294          0.615     0.568       0.476       0.355
  Net realized and
  unrealized gain
  (loss) on
  investments.........    0.627          2.768     1.081      (0.216)      1.281
    Total from
    investment
    operations........    0.921          3.383     1.649       0.260       1.636

  Less Distributions
  Dividends from net
  investment income...   (0.240)       (0.583)   (0.568)     (0.472)     (0.311)
  Dividends in excess
  of net investment
  income..............      -                  -      (0.001)        -          -
  Distributions from net
  realized gains on
  investments.........   (0.821)            (1.370)   (0.047)     (0.701)      (0.420)
  Distributions in
  excess of net realized
  gains on investments.     -                  -      (0.073)     (0.057)      (0.055)
  Total distributions..  (1.061)            (1.953)   (0.689)     (1.230)      (0.786)

Net Asset Value,
End of Period.........  $12.13             $12.27    $10.84       $9.88       $10.85

Total Return..........   16.26% <F4>        32.30%    17.18%       2.19%       22.59% <F4>

Ratios/Supplemental Data
   Net assets, end of
   period.............$7,314,905  $4,766,534  $2,107,346  $1,760,519   $903,846
   Ratio of expenses
   to average
   net assets <F1>....    0.89% <F4> 0.90%     0.90%       0.90%   0.57% <F4>
   Ratio of net
   investment income
    to average net
   assets <F2>........    5.65% <F4> 5.53%     7.44%       8.02%   5.28% <F4>
   Portfolio turnover
   rate...............      88%        107%      120%        119%         271%
______________________

<F1>
The annualized ratio of expenses to average net assets prior to reimbursement of expenses by the Adviser was 3.25%, 4.58%, 7.75%, 7.08%, and 28.48% for the six months ended
September 30, 1996, and the years ended March 31, 1996, March 31, 1995, March 31, 1994, and the period ended March 31, 1993, respectively.
<F2>
The annualized ratio of net investment income to average net assets prior to reimbursement of expenses by the Adviser was 3.29%, 1.85%, 0.59%, 1.84%, and (22.63%) for
the six months ended September 30, 1996, and the years ended March 31, 1996,
March 31, 1995, March 31, 1994, and the period ended March 31, 1993, respectively.
<F3>
Commenced operations June 30, 1992.
<F4>
Annualized
<F5>
The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY PLUS FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.        SIGNIFICANT ACCOUNTING POLICIES
The Smith Breeden Equity Plus Fund (the "Fund") is a series of the Smith Breeden Trust (the "Trust"), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at current market value provided by a pricing service or by a bank or broker/dealer experienced in such matters, when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Distributions and Taxes: The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1996, the Fund had no net capital loss carryforward.

C. Repurchase Agreements: The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having total assets in excess of $500 million and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of these securities which collateralize the repurchase agreements until maturity of the repurchase agreements. The value of the collateral is monitored daily, and if necessary, additional collateral is received to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

D. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund will maintain a segregated account with its custodian, which will be marked to market daily, consisting of cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations under reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities.

NOTES TO FINANCIAL STATEMENTS (cont.) (Unaudited)
E. Determination Of Gains Or Losses On Sales Of Securities: Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

F. Deferred Organization Expenses: Deferred organization expenses are being amortized on a straight-line basis over five years.

G. Securities Transactions and Investment Income: Interest income is accrued daily on both long-term bonds and short-term investments. Interest income also includes net amortization from the purchase of fixed-income securities. Transactions are recorded on the first business day following the trade date. Realized gains and losses from security transactions are determined and accounted for on the basis of identified cost.

2.        FINANCIAL INSTRUMENTS

A. Derivative Financial Instruments Held or Issued for Purposes other than Trading: The Fund uses interest rate futures contracts for risk management purposes in order to manage the Fund's interest-rate risk relative to its benchmark. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts involve costs and may result in losses. The effective use of futures strategies depends on the Fund's ability to terminate futures positions at times when the Fund's investment adviser deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The Fund had the following open futures contracts as of September 30, 1996:


Type       Notional Amount  Position   Expiration Month      Unrealized
							     Gain/(Loss)
3 Month
Eurodollar   10,000,000      Long     December, 1996             $3,155
3 Month
Eurodollar    6,000,000      Long        March, 1997              7,323
3 Month
Eurodollar    7,000,000     Short    September, 1997             (5,707)
3 Month
Eurodollar    8,000,000     Short        March, 1998             (5,011)
3 Month
Eurodollar    6,000,000     Short    September, 1998             (8,976)
3 Month
Eurodollar    5,000,000     Short        March, 1999             (3,148)
3 Month
Eurodollar    8,000,000     Short    September, 1999             (7,261)
3 Month
Eurodollar    3,000,000     Short        March, 2000             (1,888)
                                                        Total  ($21,513)

NOTES TO FINANCIAL STATEMENTS (cont.) (Unaudited)The aggregate market value of investments pledged to cover margin requirements for the open positions at September 30, 1996 was $310,016.

B. Derivative Financial Instruments Held or Issued for Trading Purposes:
The Fund invests in Futures Contracts on the S&P 500 Index and New York Stock Exchange Index whose return is expected to track movements in the S&P 500 Index.

The Fund had the following open futures contracts on the S&P 500 and New York Stock Exchange Indexes as of September 30, 1996:


Type        Notional Amount   Position   Expiration Month   Unrealized Gain

S&P 500    $  3,456,000       Long     December, 1996      $  22,145
S&P 500       3,835,700       Long        March, 1997         60,700
NYSE            184,475       Long     December, 1996            343
                                                    Total  $  83,188

3.        INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. As compensation for these services, the Fund pays the Adviser a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net asset value.

The Adviser has voluntarily agreed to limit the expenses of the Fund to 0.88% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Adviser in its sole discretion, except that the Adviser has agreed to limit expenses of the Fund to 0.88% through March 31, 1997. For the six months ended September 30, 1996, the Adviser received fees of $19,368 and reimbursed the Fund $64,897.

Effective August 1, 1994, the Fund adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Adviser to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons.

The Plan provides for payments by the Adviser, out of its advisory fee paid to it by the Fund, to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets subject to the authority the Trustees of the Fund to reduce the amount of payments permitted under the Plan or to

NOTES TO FINANCIAL STATEMENTS (cont.) (Unaudited) suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the purposes for which they are made shall be determined by the Adviser.
Certain officers and trustees of the Fund are also officers and directors of the Adviser.

4.        INVESTMENT TRANSACTIONS
During the six months ended September 30, 1996, purchases and proceeds from sales of securities, other than short-term investments, aggregated $6,572,454 and $4,439,545, respectively. The cost of securities for federal income tax purposes is $7,445,525. Net unrealized appreciation of investments and futures contracts consists of:

                Gross unrealized appreciation.......... $114,274
                Gross unrealized depreciation..........  (10,361)
                Net unrealized appreciation............ $103,913